UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

August 28, 2020

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 28, 2020, Sharing Services Global Corporation, a Nevada corporation (the “Company”) held its Annual Meeting of Shareholders. At the meeting, the Class II Director position, as established by the Company’s Articles of Incorporation, was voted on, as follows:

Class II Director – Chan Heng Fai Ambrose was elected by the holders of the Company’s Class B Common Stock to serve as a Director until the Annual Meeting of Shareholders in 2023.

In addition, at the meeting, the Shareholders (including holders of the Company’s Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock) ratified the appointment by the Board of Directors of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021.

No other matters were proposed or voted on at the meeting.

The following table shows the vote tabulation for the first matter voted upon by the shareholders, that being the election of the Class II Director:

Matter	Class B Common Votes Cast For	Class B Common Votes Cast Against/Withheld	Abstentions	Broker Non-votes
Election of the Class II Director: Chan Heng Fai Ambrose	10,000,000	-0-	-0-	-0-

The following table shows the vote tabulation for the second matter voted upon by the shareholders (includes the holders of the Company’s Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock):

Matter	All Votes Cast For	All Votes Cast Against/Withheld	Abstentions	Broker Non-votes
Ratification of the Appointment of Ankit Consulting Services, Inc., Certified Public Accountants, as Independent Registered Public Accounting Firm	191,760,126	11,304	8,440	-0-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2020	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John “JT” Thatch
	Name:	John “JT” Thatch
	Title:	President, Chief Executive Officer and Director

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